Income Taxes (Details) - Schedule of tax effects of temporary differences between carrying amounts of assets and liabilities for accounting purposes - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets
Foreign tax credits	$ 6,558	$ 5,710
Corporate interest restriction		11,393
Financing charges	12,004	17,152
Deferred revenue	11,127	13,071
Loss carry forwards	29,715	29,351
Employee benefits	12,438	8,282
Reserves	1,222
Other	2,531	2,209
Total deferred tax assets	75,595	87,168
Deferred tax liabilities
Capital assets	(149,214)	(178,317)
Intangible assets	(158,957)	(237,269)
Unrealized foreign exchange gains	(13,405)	(7,932)
Total deferred tax liabilities	(321,576)	(423,518)
Deferred tax liabilities, net	$ (245,981)	$ (336,350)